Exhibit 10(s)

This instrument was prepared by and is to be returned to Benton D. Williamson, whose address is Haynsworth Sinkler Boyd, P.A., P.O. Box 11889, Columbia, South Carolina 29211-1889.

FIRST MODIFICATION
TO THE
SECOND MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT
(“Agreement”)

(Book 659, Page 1683)

STATE OF SOUTH CAROLINA	)
)
COUNTY OF BEAUFORT	)

               THIS FIRST MODIFICATION TO THE SECOND MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT (the “Agreement”) is made as of the 31st day of July, 2003 by and among WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as WACHOVIA BANK, N.A., WACHOVIA BANK OF SOUTH CAROLINA, N.A. and THE SOUTH CAROLINA NATIONAL BANK) (the “Mortgagee”), whose address is P.O. Box 700, Charleston, South Carolina 29401, Attention: Real Estate Lending, and SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (collectively, the “Mortgagor”).

WITNESSETH:

               WHEREAS, the Mortgagor and Mortgagee have entered into that certain Amended and Restated Master Credit Agreement dated October 31, 2002 pursuant to which the Mortgagor and Mortgagee have established uniform agreements, obligations, covenants and other matters governing the Obligations, as defined in said Agreement, whether now existing or hereinafter arising, owed to the Mortgagee (the “Amended and Restated Master Credit Agreement”); and

               WHEREAS, the Mortgagor and Mortgagee have entered into that certain First Modification and Waiver Agreement of even date herewith (“First Modification”) pursuant to which the Mortgagee and Mortgagor have agreed to make certain modifications to the Amended and Restated Master Credit Agreement and to waive certain existing Events of Default thereunder; and

               WHEREAS, to partially secure the Notes and the Mortgagor’s Obligations arising in connection with the Amended and Restated Master Credit Agreement, the Mortgagor executed and delivered to the Mortgagee that certain Mortgage, Security Agreement and Financing Statement dated October 15, 1993, as amended from time to time, and recorded in the RMC Office or Clerk of Court, as appropriate, for Beaufort County in Book 659, Page 1683, made a part hereof by this reference as fully as if set out herein verbatim (such document, as heretofore amended, being referred to as the “Mortgage”); and

               WHEREAS, the Mortgagee, as holder and owner of the Mortgage, and the Mortgagor mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Mortgage shall remain unchanged and continue in full force and effect as therein written.

               NOW, THEREFORE, the Mortgagee and the Mortgagor, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the mutual covenants herein contained do hereby agree that the Mortgage should be, and the same hereby is modified and amended as follows:

               1. The provisions of the Documents (including the Notes and the Amended and Restated Master Credit Agreement, as amended by the First Modification (the “Credit Agreement”)) are incorporated in the Mortgage as fully as if set out therein verbatim.

               2. Notwithstanding anything to the contrary contained in the Notes and Mortgage, and any amendments thereto, the Mortgage is hereby amended to include as a Note and an Obligation, in each case as defined in the Credit Agreement, that certain Judgment Note of even date herewith evidencing an indebtedness not exceeding EIGHT MILLION DOLLARS ($8,000,000.00).

               3. Any reference contained in the Mortgage, as amended herein, to a “Note” or the “Notes” shall hereinafter be deemed to be a reference to a “Note” or the “Notes” as defined in the Credit Agreement.

               4. The final payment of the Judgment Note shall be the Judgment Note Maturity Date as defined in the Credit Agreement.

               IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Mortgage by reference and that nothing herein contained shall (i) impair the security now held for the indebtedness represented by the Notes, (ii) waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes and the Mortgage except as herein amended, or (iii) affect or impair any rights, powers or remedies under the Notes and the Mortgage as hereby amended. Furthermore, the Mortgagee does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

               The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Mortgage, which Mortgage shall retain its priority as originally filed for record. Mortgagor expressly agrees that the Mortgage remains in full force and effect and that Mortgagor has no right to setoff, counterclaim or defense to the lien granted thereby.

               This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

               Any reference contained in the Notes, the Documents or the Mortgage, as amended herein, to the Mortgage shall hereinafter be deemed to be a reference to such document as amended hereby. In amplification thereof, the Mortgage, as amended hereby, shall secure the Obligations including, without limitation, the Notes and any further modifications, renewals or extensions thereof.

               This Agreement shall be binding upon and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.

               This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

               All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows.]

               IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

MORTGAGEE:

WACHOVIA BANK, NATIONAL ASSOCIATION

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:	By:	/s/ Timothy S. Blake Its: Vice-President

(Witness)

(Witness)

MORTGAGOR:

(Witness)	SEA PINES ASSOCIATES, INC.

	By:	/s/ Michael E. Lawrence

(Witness)		Its: Chief Executive Officer
(CORPORATE SEAL)

(Witness)	SEA PINES COMPANY, INC.

	By:	/s/ Steven P. Birdwell

(Witness)		Its: Chief Financial Officer
(CORPORATE SEAL)

STATE OF SOUTH CAROLINA	)
)
COUNTY OF BEAUFORT	)

          The foregoing instrument was acknowledged before me this 31st day of July, 2003 by Michael E. Lawrence, a Chief Executive Officer of Sea Pines Associates, Inc., a South Carolina corporation, on behalf of said entity.

/s/ Jean C. Goethe

Notary Public for South Carolina
My Commission Expires: April 16, 2006

STATE OF SOUTH CAROLINA	)
)
COUNTY OF CHARLESTON	)

          The foregoing instrument was acknowledged before me this 31st day of July, 2003 by Timothy Blake, a Vice President of Wachovia Bank, National Association, on behalf of said entity.

/s/ Elisabeth Peavy

Notary Public for South Carolina
My Commission Expires: June 24, 2006

STATE OF SOUTH CAROLINA	)
)
COUNTY OF BEAUFORT	)

          The foregoing instrument was acknowledged before me this 31st day of July, 2003 by Steven P. Birdwell, a Chief Financial Officer of Sea Pines Company, Inc., a South Carolina corporation, on behalf of said entity.

/s/ Jean C. Goethe

Notary Public for South Carolina
My Commission Expires: April 16, 2006